SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2002	Commission file number 1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	13-2624428 (I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

(Registrant’s telephone number, including area code) 212-270-6000

TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
EXHIBIT INDEX
SIGNATURE

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are furnished as part of this report:

Exhibit	Description

99.1	Certification of Periodic Report, dated November 14, 2002, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.   Regulation FD Disclosure

         On November 14, 2002, the Principal Executive Officer and Principal Financial Officer of the Company provided a written statement accompanying the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached as Exhibit 99.1 is a copy of such written statement.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification of Periodic Report, dated November 14, 2002, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.
(Registrant)

/s/ William H. McDavid
William H. McDavid General Counsel

Dated: November 14, 2002